                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMERCIAL CONSOLIDATORS CORP.
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             (Exact name of registrant as specified in its charter)

                 ALBERTA, CANADA                                                N/A
-------------------------------------------------       -----------------------------------------------------
             (State of Incorporation                                      (I.R.S. Employer
                or Organization)                                        Identification No.)

          5255 YONGE STREET, SUITE 1010
            TORONTO, ONTARIO, CANADA                                           M2N 6P4
-------------------------------------------------        ----------------------------------------------------
     (Address of principal executive offices)                                 (Zip Code)


If this form relates to the registration of a class of   If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange     securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction     Act and is effective pursuant to General Instruction
A.(c), please check the following box. [X]               A.(d), please check the following box.[  ]
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Securities Act registration statement file number to which this form relates:
None; (Exchange Act: 0-31110)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                  Name of Each Exchange on Which
       to be so Registered                  Each Class is to be Registered
   ---------------------------         ----------------------------------------
        COMMON SHARES,                        THE AMERICAN STOCK EXCHANGE
      WITHOUT PAR VALUE

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE


                                  Page 1 of 4
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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to "Item 10. Additional Information" of the Registrant's Registration Statement on Form 20-F, including amendments thereto
(File No. 0-31110), declared effective by the Securities and Exchange Commission on May 16, 2001.



ITEM 2.  EXHIBITS.

         1.1      Articles of Incorporation of the Registrant, as amended
                  (incorporated herein by reference to the exhibit of the same number in the Registrant's Registration Statement on Form
                  20-F, File No. 0-31110).

         1.2 Bylaws of the Registrant (incorporated herein by reference to the exhibit of the same number in the Registrant's
                  Registration Statement on Form 20-F, File No. 0-31110).

         1.3      Specimen Common Share Certificate of the Registrant.*

         -----------

         *  Filed herewith.



                                  Page 2 of 4
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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                          COMMERCIAL CONSOLIDATORS CORP.



                                          By:  /s/  Guy Jarvis
                                               --------------------------------
                                               Name:    Guy Jarvis
                                               Title:   Chief Executive Officer


Date:    December 3, 2001


                                  Page 3 of 4
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                                  EXHIBIT INDEX



EXHIBIT
  NO.    EXHIBIT DESCRIPTION
-------  --------------------
1.1      Articles of Incorporation of the Registrant, as amended (incorporated herein by reference to the exhibit of the same number in the
         Registrant's Registration Statement on Form 20-F, File No. 0-31110).

1.2 Bylaws of the Registrant (incorporated herein by reference to the exhibit of the same number in the Registrant's Registration Statement on Form 20-F, File No. 0-31110).

1.3      Specimen Common Share Certificate of the Registrant.*



-----------

*  Filed herewith.


                                  Page 4 of 4